Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-35024

PROSPECTUS SUPPLEMENT DATED APRIL 4, 2001

(To Prospectus filed on May 8, 2000)


                                PMC-SIERRA, INC.


                                   PROSPECTUS

                        4,794,065 Shares of Common Stock
                            ________________________

         This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

         The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.


                                                                 Shares to be
                                                               Offered for the
                Selling Stockholders                         Selling Stockholder
----------------------------------------------------------  --------------------
Tiffany Huen-Sie Poon                                                250
Elizabeth Lau Poon Custodian For Michelle Wing-Shuen Poon
 UCAUTMA Until Age 21                                                250
Elizabeth Lau Poon Custodian For Stacey Su-Chio Poon
 UCAUTMA Until Age 21                                                250